Loans	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Loans
Loans

The portfolio of loans outstanding consists of:

	December 31, 2016		December 31, 2015
	Amount	Percentage of Total Loans	Amount	Percentage of Total Loans
	(Amounts in thousands)
Commercial and Industrial	$26,774	3.1%	$27,140	3.6%
Real Estate Construction:
Residential	8,825	1.0	7,750	1.0
Commercial	58,469	6.9	45,245	6.0
Real Estate Mortgage:
Commercial – Owner Occupied	123,898	14.5	172,040	22.7
Commercial – Non-owner Occupied	268,123	31.5	256,471	33.8
Residential – 1 to 4 Family	309,340	36.3	213,266	28.1
Residential – Multifamily	39,804	4.7	18,113	2.4
Consumer	16,720	2.0	18,476	2.4
Total Loans	$851,953	100.0%	$758,501	100.0%

At December 31, 2016 and 2015, approximately $193.9 million and $132.3 million, respectively, of loans were pledged to the FHLBNY on borrowings (Note 9). This pledge consists of a blanket lien on residential mortgages and certain qualifying commercial real estate loans.

Loan Origination/Risk Management: In the normal course of business the Company is exposed to a variety of operational, reputational, legal, regulatory and credit risks that could adversely affect our financial performance. Most of our asset risk is primarily tied to credit (lending) risk. The Company has lending policies, guidelines and procedures in place that are designed to maximize loan income within an acceptable level of risk. The Board of Directors reviews and approves these policies, guidelines and procedures. When we originate a loan we make certain subjective judgments about the borrower’s ability to meet the loan’s terms and conditions. We also make objective and subjective value assessments on the assets we finance. The borrower’s ability to repay can be adversely affected by economic changes. Likewise, changes in market conditions and other external factors can affect asset valuations. The Company actively monitors the quality of its loan portfolio. A reporting system supplements the credit review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit risk, loan delinquencies, troubled debt restructures, nonperforming and potential problem loans. Diversification in the loan portfolio is another means of managing risk associated with fluctuations in economic conditions.

The Company originates secured loans for business purposes. Loans are made to provide working capital to businesses in the form of lines of credit, which may be secured by accounts receivable, inventory, equipment or other assets. The financial condition and cash flow of commercial borrowers are closely monitored by means of corporate financial statements, personal financial statements and income tax returns. The frequency of submissions of required financial information depends on the size and complexity of the credit and the collateral that secures the loan. The Company’s general policy is to obtain personal guarantees from the principals of the commercial loan borrowers. Such loans are made to businesses located in the Company’s market area.

With respect to construction loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analyses of the developers and property owners. Construction loans are generally underwritten based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.
Commercial real estate loans, including multi-family loans, are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. Commercial real estate loans may be riskier than those for one-to-four family residences and are typically larger in dollar size. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. The repayment of these loans is generally largely dependent on the successful operation and management of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type and geographic location within our market area. This diversity helps reduce the Company's exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Company also monitors economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2016, approximately 55.0% of the outstanding principal balance of the Company’s commercial real estate loans were secured by non-owner occupied properties.

The Company originates adjustable and fixed-rate residential mortgage loans. Such mortgage loans are generally originated under terms, conditions and documentation acceptable to the secondary mortgage market. Although the Company has placed all of these loans into its portfolio, a substantial majority of such loans can be sold in the secondary market or pledged for potential borrowings. The source of repayment is the borrower's income and could be adversely affected by job loss or illness.

Consumer loans may carry a higher degree of repayment risk than residential mortgage loans. Repayment is typically dependent upon the borrower’s financial stability which is more likely to be adversely affected by job loss, illness, or personal bankruptcy. To monitor and manage consumer loan risk, policies and procedures are developed and modified as needed. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk. Additionally, trend and outlook reports are reviewed by management on a regular basis. Underwriting standards for home equity loans are heavily influenced by statutory requirements, which include, but are not limited to, a maximum loan-to-value percentage of 80%, collection remedies, the number of such loans a borrower can have at one time and documentation requirements. Historically the Company’s losses on consumer loans have been negligible.

The Company maintains an outsourced independent loan review program that reviews and validates the credit risk assessment program on a periodic basis. Results of these external independent reviews are presented to management. The Company maintains a risk monitoring program through a standalone Credit Risk Management Department. The external independent loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit risk management personnel.

Concentrations of Credit: Most of the Company's lending activity occurs within the areas of southern New Jersey and southeastern Pennsylvania, as well as other markets. The majority of the Company's loan portfolio consists of commercial real estate loans. No one industry sector exceeds 10% of total loans.

Loans to Related Parties: In the normal course of business, the Company has granted loans to officers, directors and their affiliates (related parties). All loans to related parties were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Bank; and did not involve more than the normal risk of collectability or present other unfavorable features. The other reductions were due to a former directors loans.

An analysis of the activity of such related party loans for 2016 and 2015 is as follows:

	2016	2015
	(Amounts in thousands)
Balance, beginning of year	$20,072	$20,233
Advances	418	4,568
Less: repayments	(856)	(4,729)
Less: reduction due to death of a director	(5,662)	—
Balance, end of year	$13,972	$20,072

An age analysis of past due loans by class follows:

December 31, 2016	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Not Accruing	Total Past Due	Current	Total Loans	Loans > 90 Days and Accruing
	(Amounts in thousands)
Commercial and Industrial	$—	—	159	159	26,615	$26,774	—
Real Estate Construction:
Residential	—	—	—	—	8,825	8,825	—
Commercial	—	—	3,241	3,241	55,228	58,469	—
Real Estate Mortgage:
Commercial – Owner Occupied	—	165	430	595	123,303	123,898	—
Commercial – Non-owner Occupied	—	—	3,958	3,958	264,165	268,123	—
Residential – 1 to 4 Family	715	361	3,095	4,171	305,169	309,340	—
Residential – Multifamily	—	—	308	308	39,496	39,804	—
Consumer	31	42	107	180	16,540	16,720	—
Total Loans	$746	568	11,298	12,612	839,341	$851,953	—

December 31, 2015	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Not Accruing	Total Past Due	Current	Total Loans	Loans > 90 Days and Accruing
	(Amounts in thousands)
Commercial and Industrial	$—	—	740	740	26,400	$27,140	—
Real Estate Construction:
Residential	—	—	—	—	7,750	7,750	—
Commercial	—	—	5,204	5,204	40,041	45,245	—
Real Estate Mortgage:
Commercial – Owner Occupied	812	—	358	1,170	170,870	172,040	—
Commercial – Non-owner Occupied	—	—	4,002	4,002	252,469	256,471	—
Residential – 1 to 4 Family	—	—	3,255	3,255	210,011	213,266	—
Residential – Multifamily	357	—	—	357	17,756	18,113	—
Consumer	31	32	—	63	18,413	18,476	—
Total Loans	$1,200	32	13,559	14,791	743,710	$758,501	—

Impaired Loans: Loans are considered impaired when, based on current information and events, it is probable the Company will be unable to collect amounts due in accordance with the original contractual terms of the loan agreement, including scheduled principal and interest payments.

All impaired loans that are secured by real estate are assessed for recoverability based on an independent third-party full appraisal to determine the net realizable value (“NRV”) based on the fair value of the underlying collateral, less costs to sell and other costs, such as unpaid real estate taxes, that have been identified, or the present value of discounted cash flows in the case of certain impaired loans that are not collateral dependent. The appraisal will be based on an "as-is" valuation and will follow a reasonable valuation method that addresses the direct sales comparison, income, and cost approaches to market value, reconciles those approaches, and explains the elimination of each approach not used. Appraisals are generally updated every 12 months or sooner if we have identified possible further deterioration in value. Prior to receiving the updated appraisal, we will establish a specific reserve for any estimated deterioration, based upon our assessment of market conditions, adjusted for estimated costs to sell and other identified costs. If the NRV is greater than the loan amount, then no impairment loss exists. If the NRV is less than the loan amount, the shortfall is recognized by a specific reserve. If the borrower fails to pledge additional collateral within a ninety days period, a charge-off equal to the difference between the loan carrying value and NRV will occur. In certain circumstances, however, a direct charge-off may be taken at the time that the NRV calculation reveals a shortfall. All impaired loans are evaluated based on the criteria stated above on a quarterly basis and any change in the reserve requirements are recorded in the period identified. All partially charged-off loans remain on nonaccrual status until they are brought current as to both principal and interest and have at least six months of payment history and future collectability of principal and interest is assured.
Impaired loans are set forth in the following tables.

December 31, 2016	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(Amounts in thousands)
With no related allowance recorded:
Commercial and Industrial	$21	$23	$—
Real Estate Construction:
Residential	—	—	—
Commercial	1,161	1,161	—
Real Estate Mortgage:
Commercial – Owner Occupied	—	—	—
Commercial – Non-owner Occupied	3,494	3,739	—
Residential – 1 to 4 Family	2,384	2,434	—
Residential – Multifamily	308	354	—
Consumer	107	107	—
	7,475	7,818	—
With an allowance recorded:
Commercial and Industrial	138	1,392	138
Real Estate Construction:
Residential	—	—	—
Commercial	7,225	11,125	155
Real Estate Mortgage:
Commercial – Owner Occupied	4,380	4,409	498
Commercial – Non-owner Occupied	15,506	17,100	226
Residential – 1 to 4 Family	1,681	1,697	234
Residential – Multifamily	—	—	—
Consumer	—	—	—
	28,930	35,723	1,251
Total:
Commercial and Industrial	159	1,415	138
Real Estate Construction:
Residential	—	—	—
Commercial	8,386	12,286	155
Real Estate Mortgage:
Commercial – Owner Occupied	4,380	4,409	498
Commercial – Non-owner Occupied	19,000	20,839	226
Residential – 1 to 4 Family	4,065	4,131	234
Residential – Multifamily	308	354	—
Consumer	107	107	—
	$36,405	$43,541	$1,251

December 31, 2015	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(Amounts in thousands)
With no related allowance recorded:
Commercial and Industrial	$680	$1,934	$—
Real Estate Construction:
Residential	—	—	—
Commercial	1,420	1,517	—
Real Estate Mortgage:
Commercial – Owner Occupied	358	358	—
Commercial – Non-owner Occupied	1,281	1,281	—
Residential – 1 to 4 Family	1,858	1,910	—
Residential – Multifamily	—	—	—
Consumer	—	—	—
	5,597	7,000	—
With an allowance recorded:
Commercial and Industrial	503	504	67
Real Estate Construction:
Residential	—	—	—
Commercial	5,696	8,420	1,149
Real Estate Mortgage:
Commercial – Owner Occupied	4,341	4,370	73
Commercial – Non-owner Occupied	23,303	24,988	486
Residential – 1 to 4 Family	2,426	3,200	709
Residential – Multifamily	356	356	5
Consumer	—	—	—
	36,625	41,838	2,489
Total:
Commercial and Industrial	1,183	2,438	67
Real Estate Construction:
Residential	—	—	—
Commercial	7,116	9,937	1,149
Real Estate Mortgage:
Commercial – Owner Occupied	4,699	4,728	73
Commercial – Non-owner Occupied	24,584	26,269	486
Residential – 1 to 4 Family	4,284	5,110	709
Residential – Multifamily	356	356	5
Consumer	—	—	—
	$42,222	$48,838	$2,489

The following table presents by loan portfolio class, the average recorded investment and interest income recognized on impaired loans for the years ended December 31, 2016 and 2015:

	Year Ended December 31,
	2016		2015
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
	(Amounts in thousands)
Commercial and Industrial	$333	$1	$3,088	$45
Real Estate Construction:
Residential	—	—	—	—
Commercial	9,340	234	10,013	87
Real Estate Mortgage:
Commercial – Owner Occupied	4,878	176	5,548	196
Commercial – Non-owner Occupied	19,281	751	26,554	985
Residential – 1 to 4 Family	4,130	122	5,491	113
Residential – Multifamily	320	8	359	26
Consumer	108	6	—	—
Total	$38,390	$1,298	$51,053	$1,452

Troubled debt restructurings: Periodically or upon modification management evaluates our loans in order to determine the appropriate risk rating, interest accrual status and potential classification as a TDR, some of which are performing and accruing interest. A TDR is a loan on which we have granted a concession due to a borrower’s financial difficulty, that would not otherwise be considered. The terms of these modified loans may include extension of maturity, renewals, changes in interest rate, additional collateral requirements or infusion of additional capital into the project by the borrower to reduce debt or to support future debt service. On construction and land development loans we may modify the loan as a result of delays or other project issues such as slower than anticipated sell-outs, insufficient leasing activity and/or a decline in the value of the underlying collateral securing the loan. Management believes that working with a borrower to restructure a loan provides us with a better likelihood of collecting our loan. It is our policy not to renegotiate the terms of a commercial loan simply because of a delinquency status. However, we will use our Troubled Debt Restructuring Program to work with delinquent borrowers when the delinquency is temporary. We consider all loans modified in a TDR to be impaired.

At the time a loan is modified in a TDR, we consider the following factors to determine whether the loan should accrue interest:

•	Whether there is a period of current payment history under the current terms, typically 6 months;

•	Whether the loan is current at the time of restructuring; and

•	Whether we expect the loan to continue to perform under the restructured terms with a debt coverage ratio that complies with the Bank’s credit underwriting policy of 1.25 times debt service.

We also review the financial performance of the borrower over the past year to be reasonably assured of repayment and performance according to the modified terms. This review consists of an analysis of the borrower’s historical results; the borrower’s projected results over the next four quarters; current financial information of the borrower and any guarantors. The projected repayment source needs to be reliable, verifiable, quantifiable and sustainable. In addition, all TDRs are reviewed quarterly to determine the amount of any impairment.

At the time of restructuring, the amount of the loan principal for which we are not reasonably assured of repayment is charged-off, but not forgiven.

A borrower with a restructured loan must make a minimum of six consecutive monthly payments at the restructured level and be current as to both interest and principal to be placed back on accrual status.

Performing TDRs (not reported as nonaccrual loans) totaled $25.1 million and $28.7 million with related allowances of $390,000 and $530,000 as of December 31, 2016 and December 31, 2015, respectively. Non-performing TDRs totaled $3.0 million and $3.5 million with related allowances of $0 and $603,000 as of December 31, 2016 and December 31, 2015, respectively. All TDRs are classified as impaired loans and are included in the impaired loan disclosures above.

There were no loans modified as TDRs during the years ended December 31, 2016 and 2015.

Some loan modifications classified as TDRs may not ultimately result in the full collection of principal and interest, as modified, and result in potential incremental losses. These potential incremental losses have been factored into our overall allowance for loan losses estimate. The level of any re-defaults will likely be affected by future economic conditions. Once a loan becomes a TDR, it will continue to be reported as a TDR until it is repaid in full, foreclosed, sold or it meets the criteria to be removed from TDR status.

Credit Quality Indicators: As part of the on-going monitoring of the credit quality of the Company's loan portfolio, management tracks certain credit quality indicators including trends related to the risk grades of loans, the level of classified loans, net charge-offs, nonperforming loans (see details above) and the general economic conditions in the region.

The Company utilizes a risk grading matrix to assign a risk grade to each of its loans. Loans are graded on a scale of 1 to 7. Grades 1 through 4 are considered “Pass”. A description of the general characteristics of the seven risk grades is as follows:

1.	Good: Borrower exhibits the strongest overall financial condition and represents the most creditworthy profile.

2.	Satisfactory (A): Borrower reflects a well-balanced financial condition, demonstrates a high level of creditworthiness and typically will have a strong banking relationship with Parke Bank.

3.	Satisfactory (B): Borrower exhibits a balanced financial condition and does not expose the Bank to more than a normal or average overall amount of risk. Loans are considered fully collectable.

4.
Watch List: Borrower reflects a fair financial condition, but there exists an overall greater than average risk. Risk is deemed acceptable by virtue of increased monitoring and control over borrowings. Probability of timely repayment is present.

5.
Other Assets Especially Mentioned (OAEM): Financial condition is such that assets in this category have a potential weakness or pose unwarranted financial risk to the Bank even though the asset value is not currently impaired. The asset does not currently warrant adverse classification but if not corrected could weaken and could create future increased risk exposure. Includes loans which require an increased degree of monitoring or servicing as a result of internal or external changes.

6.
Substandard: This classification represents more severe cases of #5 (OAEM) characteristics that require increased monitoring. Assets are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Assets are inadequately protected by the current net worth and paying capacity of the borrower or of the collateral. Asset has a well-defined weakness or weaknesses that impairs the ability to repay debt and jeopardizes the timely liquidation or realization of the collateral at the asset’s net book value.

7.
Doubtful: Assets which have all the weaknesses inherent in those assets classified #6 (Substandard) but the risks are more severe relative to financial deterioration in capital and/or asset value; accounting/evaluation techniques may be questionable and the overall possibility for collection in full is highly improbable. Borrowers in this category require constant monitoring, are considered work out loans and present the potential for future loss to the Bank.

An analysis of the credit risk profile by internally assigned grades as of December 31, 2016 and 2015, is as follows:

At December 31, 2016	Pass	OAEM	Substandard	Doubtful	Total
	(Amounts in thousands)
Commercial and Industrial	$26,515	$121	$138	$—	$26,774
Real Estate Construction:
Residential	8,825	—	—	—	8,825
Commercial	35,656	12,516	10,297	—	58,469
Real Estate Mortgage:
Commercial – Owner Occupied	120,166	3,302	430	—	123,898
Commercial – Non-owner Occupied	261,181	79	6,863	—	268,123
Residential – 1 to 4 Family	304,042	1,536	3,762	—	309,340
Residential – Multifamily	39,496	—	308	—	39,804
Consumer	16,612	—	108	—	16,720
Total	$812,493	$17,554	$21,906	$—	$851,953

At December 31, 2015	Pass	OAEM	Substandard	Doubtful	Total
	(Amounts in thousands)
Commercial and Industrial	$25,658	$688	$794	$—	$27,140
Real Estate Construction:
Residential	7,750	—	—	—	7,750
Commercial	24,210	15,831	5,204	—	45,245
Real Estate Mortgage:
Commercial – Owner Occupied	163,765	7,225	1,050	—	172,040
Commercial – Non-owner Occupied	242,607	7,044	6,820	—	256,471
Residential – 1 to 4 Family	207,911	515	4,840	—	213,266
Residential – Multifamily	17,757	—	356	—	18,113
Consumer	18,475	—	1	—	18,476
Total	$708,133	$31,303	$19,065	$—	$758,501